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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2003


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

                Delaware                                0-24710                             52-1700207
      (State or other Jurisdiction             (Commission File Number)                  (I.R.S. Employer
            of Incorporation)                                                           Identification No.)


            1221 Avenue of the Americas, 36th Fl., New York, NY                               10020
                 (Address of Principal Executive Offices)                                    (Zip Code)

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       Registrant's telephone number, including area code: (212) 584-5100





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Item 5. Other Events.

         On August 6, 2003, we reported our results for the quarter ended June
30, 2003. These results are discussed in the press release attached hereto as
Exhibit 99.1, which is incorporated by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The Exhibit Index attached hereto is incorporated herein.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SIRIUS SATELLITE RADIO INC.



                              By: /s/ Patrick L. Donnelly
                                 -----------------------------------------
                                      Patrick L. Donnelly
                                      Executive Vice President, General Counsel
                                      and Secretary


Dated:  August 6, 2003





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                                  EXHIBIT INDEX

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

      Exhibit                                             Description of Exhibit
      -------                                             ----------------------
        99.1          Press Release dated August 6, 2003.

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